EXHIBIT 99.1

Audited financial statements of PrismOne Group, Inc. for the fiscal years ended December 31, 2008 and 2007, and the unaudited financial statements of PrismOne Group, Inc. for the three month periods ended March 31, 2009 and 2008

F-1	Report of Independent Registerd Public Accounting Firm

F-2	Balance Sheets for the fiscal years ended December 31, 2008 and December 31, 2007 (audited)

F-3	Statement of Operations for the fiscal years ended December 31, 2008 and December 31, 2007 (audited)

F-4	Statement of Equity for the fiscal years ended December 31, 2008 and December 31, 2007 (audited)

F-5	Statement of Cash Flows for the fiscal years ended December 31, 2008 and December 31, 2007 (audited)

F-6	Notes to Financial Statements

F-10	Balance Sheets for the three month periods ended March 31, 2009 and 2008 (unaudited)

F-11	Statement of Operations for the three month periods ended March 31, 2009 and 2008 (unaudited)

F-12	Statement of Cash Flows for the three month periods ended March 31, 2009 and 2008 (unaudited)

F-13	Notes to Financial Statements for the three month periods ended March 31, 2009 and 2008 (unaudited)

MOORE & ASSOCIATES, CHARTERED
           ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
PrismOne Group, LLC.

We have audited the accompanying balance sheets of PrismOne Group, LLC. as of December 31, 2008 and 2007, and the related statements of operations, members’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PrismOne Group, LLC. as of December 31, 2008 and 2007, and the related statements of operations, members’ equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 6 to the financial statements, the Company had a working capital deficit of $146,148 (2007 - $127,927) and a retained earnings balance of $16,821 (2007 - $3,769). The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability to raise equity or debt financing, and the attainment of profitable operations from the Company’s future businesses. These factors raise substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 6.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered
Moore & Associates Chartered
Las Vegas, Nevada
May 29, 2009

6490 West Desert Inn Rd, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

PRISMONE GROUP LLC
Balance Sheets

	December 31, 2008	December 31, 2007

ASSETS

Current Assets
Cash	$5,684	$2,138
Accounts receivable,net	24,805	5,423
Loans receivable	-	13,785

Total Current Assets	30,489	21,346

Other Assets
Goodwill	141,711	127,927

Total Other Assets	141,711	127,927

Total Assets	$172,200	$149,273

LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$137,354	$82,631
Due to related party	39,284	17,127

Total Current Liabilities	176,638	99,758

Long Term Liabilities
Notes payable	-	45,037

Total Long Term Liabilities	-	45,037

Total Liabilities	176,638	144,795

Members' Equity (Deficit)
Members' equity	-	8,247
Accumulated deficit	(4,438)	(3,769)

Total Members' Equity (Deficit)	(4,438)	4,478

Total Liabilities and Members' Equity (Deficit)	$172,200	$149,273

The accompanying notes are an integral part of these financial statements.

PRISMONE GROUP LLC
Statements of Operations

	Years Ended
	December 31, 2008	December 31, 2007

Revenue	$1,248,618	$721,660

Cost of Goods Sold	433,334	209,919

Gross Profit	815,284	511,741

Operating Expenses
Salaries and wages	281,681	231,244
General and administrative	287,148	153,643
Professional fees	227,050	125,420

Total Operating Expenses	795,879	510,307

Income from Operations	19,405	1,434

Other Income and Expense
Other income	5,269	20,489
Interest income	361	-
Interest expense	(4,445)	(9,013)

Total Other Income and Expense	1,185	11,476

Income Before Income Taxes	20,590	12,910
Provision for Income Taxes	-	-

Net Income	$20,590	$12,910

The accompanying notes are an integral part of these financial statements.

PRISMONE GROUP LLC
Statements of Members' Equity (Deficit)
January 1, 2007  to December 31, 2008

	Members Equity	Accumulated Deficit	Total Equity

Balance, January 1, 2007	$-	$(16,679)	(16,679)

Members Equity	8,247	-	8,247

Net Income	-	12,910	12,910

Balance, December 31, 2007	8,247	(3,769)	4,478

Members Withdrawal	(8,247)	(21,259)	(29,506)

Net Income	-	20,590	20,590

The accompanying notes are an integral part of these financial statements.

PRISMONE GROUP LLC
Statements of Cash Flows

	Years Ended
	December 31, 2008	December 31, 2007
Operating Activities
Net Income	$20,590	$12,910
Adjustments to reconcile net income to net cash provided by operating activities:
Changes in Operating Assets and Liabilities:
(Increase) decrease in accounts receivable	(19,382)	(5,423)
(Increase) decrease in loans receivable	13,785	(13,785)
Increase (decrease) in accounts payable	40,939	(259)

Net Cash Provided by Operating Activities	55,932	(6,557)

Investing Activities
Investment in intangible assets	-	-

Net Cash Used In Investing Activities	-	-

Financing Activities
Repayment of notes payable	(45,037)	-
Member distributions	(29,506)	-
Increase in related party payables	22,157	448
Proceeds from contributed capital	-	8,247

Net Cash (Used in) Provided by Financing Activities	(52,386)	8,695

Increase (Decrease) in Cash	3,546	2,138
Cash, Beginning of Year	2,138	-

Cash, End of Year	$5,684	$2,138

Supplemental Cash Flow Information:
Cash Paid For:
Interest	$-	$-
Income Taxes	$-	$-
Non Cash Financing Activities:
Debts of Founders Assumed	$13,784	$127,927

The accompanying notes are an integral part of these financial statements.

PRISMONE GROUP LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2008 and 2007

NOTE 1 - GENERAL ORGANIZATION AND BUSINESS

PrismOne Group LLC (the Company) was organized on December 1, 2006 under the laws of the State of Florida.  The Company commenced to trade on January 1, 2007. The Company’s principal activity is the provision of telecommunication services. The Company is a reseller of internet related services including data service, installation and support and video and services calling.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

Accounting Basis

These financial statements are prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

For the purpose of the statement of cash flows, cash equivalents include all highly liquid investments with maturity of three months or less.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during the period shown.

Income Taxes

The Company does not provide for income taxes as it is a flow through entity for tax purposes. Income and tax benefits are taxed at the member level.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue from the sales in accordance with Securities and Exchange Commission Staff Bulletin No. 104 (“SAB 104”), “Revenue Recognition in Financial Statements”. Revenues are recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is provided, and collectability is assured. Specifically, the Company recognizes revenues service and installation upon delivery to and acceptance of the equipment by the customer. The Company recognizes data, video and calling revenues over the service period.

Accounts Receivable

Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis.  Specific reserves are estimated by management based on certain assumptions and variables, including the customer’s financial condition, age of the customer’s receivables, and changes in payment histories.  As of December 31, 2008 and 2007, an allowance for doubtful receivables $17,956 and $21,367, respectively, was considered necessary.  Recoveries of trade receivables previously written off are recorded when received.

PRISMONE GROUP LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2008 and 2007

NOTE 3 - MEMBERS’ EQUITY

The Company received $8,247 in contributed capital from its members during the year ended December 31, 2007. During the year ended December 31, 2008, the Company distributed its contributed capital and accumulated earnings of $29,506 to its members.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company was paid for management consulting services performed by one of its members during the year ended December 31, 2008 in the amount of $186,000.

The Company has received cash advances from its members. The cash advances are non interest bearing, unsecured and due upon demand. The Company owes $39,284 for such advances as of December 31, 2008.

The Company’s officers and directors provide office space at no cost to the Company.

NOTE 5 - GOING CONCERN

These financial statements have been prepared on a going concern basis, which assumes that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. During the year ended December 31, 2008, the Company recognized sales revenue of $1,248,618 (2007 - $721,660) and generated a net profit of $20,590 (2007 - $12,910).  However, at December 31, 2008, the Company had a working capital deficit of $146,149 (2007 - $78,412) and an accumulated deficit of $4,438 (2007 - $3,769) which raises substantial doubt about its ability to continue as a going concern.  Management’s plans for the continuation of the Company as a going concern is dependent upon the continued financial support from its members, the ability to raise equity or debt financing, and the attainment of profitable operations from the Company's future business. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 6 – GOODWILL

The Company has assumed certain liabilities from its founders. The fair value of the liabilities assumed has been recorded as goodwill because the Company has not identified any assets acquired in connection with the debts assumed.   Management assesses the carrying values of long-lived assets, including goodwill, for impairment when circumstances warrant such a review. In performing this assessment, management considers current market analysis and appraisal of the technology, along with estimates of future cash flows. The Company recognizes impairment losses when undiscounted cash flows estimated to be generated from long-lived assets are less than the amount of unamortized assets.

NOTE 7 - THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

In April 2009, the FASB issued FSP No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”).  FSP FAS 157-4 provides guidance on estimating fair value when market activity has decreased and on identifying transactions that are not orderly.  Additionally, entities are required to disclose in interim and annual periods the inputs and valuation techniques used to measure fair value.  This FSP is effective for interim and annual periods ending after June 15, 2009.  The Company does not expect the adoption of FSP FAS 157-4 will have a material impact on its financial condition or results of operation.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active,” (“FSP FAS 157-3”), which clarifies application of SFAS 157 in a market that is not active.  FSP FAS 157-3 was effective upon issuance, including prior periods for which financial statements have not been issued.  The adoption of FSP FAS 157-3 had no impact on the Company’s results of operations, financial condition or cash flows.

PRISMONE GROUP LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2008 and 2007

NOTE 7 - THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS (Continued)

In December 2008, the FASB issued FSP No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.”  This disclosure-only FSP improves the transparency of transfers of financial assets and an enterprise’s involvement with variable interest entities, including qualifying special-purpose entities.  This FSP is effective for the first reporting period (interim or annual) ending after December 15, 2008, with earlier application encouraged.  The Company adopted this FSP effective January 1, 2009.  The adoption of the FSP had no impact on the Company’s results of operations, financial condition or cash flows.

In December 2008, the FASB issued FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets” (“FSP FAS 132(R)-1”).  FSP FAS 132(R)-1 requires additional fair value disclosures about employers’ pension and postretirement benefit plan assets consistent with guidance contained in SFAS 157.  Specifically, employers will be required to disclose information about how investment allocation decisions are made, the fair value of each major category of plan assets and information about the inputs and valuation techniques used to develop the fair value measurements of plan assets. This FSP is effective for fiscal years ending after December 15, 2009.  The Company does not expect the adoption of FSP FAS 132(R)-1 will have a material impact on its financial condition or results of operation.

In September 2008, the FASB issued exposure drafts that eliminate qualifying special purpose entities from the guidance of SFAS No. 140, “Accounting for Transfers and Servicing of Financial  Assets and  Extinguishments of Liabilities,” and  FASB  Interpretation 46 (revised December 2003), “Consolidation of  Variable  Interest Entities − an interpretation of ARB  No. 51,” as well as other modifications.  While the proposed revised pronouncements have not been finalized and the proposals are subject to further public comment, the Company anticipates the changes will not have a significant impact on the Company’s financial statements.  The changes would be effective March 1, 2010, on a prospective basis.

 In June 2008, the FASB issued FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, (“FSP EITF 03-6-1”). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, “Earnings per Share.” FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. We are not required to adopt FSP EITF 03-6-1; neither do we believe that FSP EITF 03-6-1 would have material effect on our consolidated financial position and results of operations if adopted.
 In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60”.  SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”.  SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB’s amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.  This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related

PRISMONE GROUP LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2008 and 2007

NOTE 7 - THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS (Continued)

interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its consolidated financial position, results of operations or cash flows.

In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB 107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment.  In particular, the staff indicated in SAB
107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007. The Company currently uses the simplified method for “plain vanilla” share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51.  This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations’.  This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141.  This Statement establishes principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements.  The Company will adopt this statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

PrismOne Group, LLC
Balance Sheets

ASSETS
	March 31, 2009	December 31, 2008
CURRENT ASSETS	(Unaudited)

Cash	$16,220	$5,684
Accounts receivable	685,304	24,805

Total Current Assets	701,524	30,489

OTHER ASSETS

Goodwill	84,211	141,711

Total Other Assets	84,211	141,711

TOTAL ASSETS	$785,735	$172,200

LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable	$445,712	$137,354
Other current liabilities	26,461	-
Due to related party	-	39,284

Total Current Liabilities	472,173	176,638

TOTAL LIABILITIES	472,173	176,638

MEMBERS' EQUITY (DEFICIT)

Members' equity	-	-
Retained earnings	313,562	(4,438)

Total Members' Equity (Deficit)	313,562	(4,438)

TOTAL LIABILITIES AND MEMBERS' EQUITY (DEFICIT)	$785,735	$172,200

The accompanying notes are an integral part of these financial statements.

PrismOne Group, LLC
Statements of Operations
(Unaudited)

	For the Three Months Ended March 31,
	2009	2008

REVENUES	$977,544	$253,698

COST OF GOODS SOLD	258,802	57,844

GROSS PROFIT	718,742	195,854

OPERATING EXPENSES

General and administrative	100,661	83,940
Payroll expenses	168,088	55,257
Licenses and permits	140,139	120,139

Total Operating Expenses	408,888	259,336

INCOME (LOSS) FROM OPERATIONS	309,854	(63,482)

OTHER EXPENSES

Interest expense	-	(2,272)
Interest income	178	-

Total Other Expenses	178	(2,272)

Income (Loss) Before Income Taxes	310,032	(63,482)
Provisiion for Income Taxes	-	-

NET INCOME (LOSS)	$310,032	$(65,754)

The accompanying notes are an integral part of these financial statements.

PrismOne Group, LLC
Statements of Cash Flows
(Unaudited)

	For the Three Months Ended March 31,
	2009	2008

OPERATING ACTIVITIES

Net loss	$310,032	$(65,754)
Adjustments to reconcile net loss to net cash used by operating activities:
Impairment of goodwill	57,500	15,496
Changes in operating assets and liabilities
Change in accounts receivable	(660,499)	(2,635)
Change in accounts payable	308,358	79,125
Change in other current liabilities	26,461	43,554

Net Cash Used in Operating Activities	41,852	69,786

INVESTING ACTIVITIES	-	-

FINANCING ACTIVITIES

Repayment of note payable	-	(45,037)
Repayment of due to related party	(39,284)	(17,178)
Member contributions	7,968	-

Net Cash Used in Financing Activities	(31,316)	(62,215)

NET DECREASE IN CASH	10,536	7,571

CASH AT BEGINNING OF PERIOD	5,684	2,138

CASH AT END OF PERIOD	$16,220	$9,709

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$-	$-
Income Taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

PrismOne Group, LLC
Notes to the Financial Statements
March 31, 2009 and December 31, 2008

NOTE 1 -  BASIS OF FINANCIAL STATEMENT PRESENTATION

The accompanying unaudited condensed financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted in accordance with such rules and regulations.  The information furnished in the interim condensed financial statements includes normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements.  Although management believes the disclosures and information presented are adequate to make the information not misleading, it is suggested that these interim condensed financial statements be read in conjunction with the Company's most recent audited financial statements and related footnotes.  Operating results for the three months ended March 31, 2009 are not necessarily indicative of the results that may be expected for the year ending December 31, 2009.

NOTE 2 -  GENERAL ORGANIZATION AND BUSINESS

PrismOne Group LLC (the Company) was organized on December 1, 2006 under the laws of the State of Florida.  The Company commenced to trade on January 1, 2007. The Company’s principal activity is the provision of telecommunication services. The Company is a reseller of internet related services including data service, installation and support and video and services calling.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

         Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

         Recent Accounting Pronouncements

In April 2009, the FASB issued FSP No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”).  FSP FAS 157-4 provides guidance on estimating fair value when market activity has decreased and on identifying transactions that are not orderly.  Additionally, entities are required to disclose in interim and annual periods the inputs and valuation techniques used to measure fair value.  This FSP is effective for interim and annual periods ending after June 15, 2009.  The Company does not expect the adoption of FSP FAS 157-4 will have a material impact on its financial condition or results of operation.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active,” (“FSP FAS 157-3”), which clarifies application of SFAS 157 in a market that is not active.  FSP FAS 157-3 was effective upon issuance, including prior periods for which financial statements have not been issued.  The adoption of FSP FAS 157-3 had no impact on the Company’s results of operations, financial condition or cash flows.

In December 2008, the FASB issued FSP No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.”  This disclosure-only FSP improves the transparency of transfers of financial assets and an enterprise’s involvement with variable interest entities, including qualifying special-purpose entities.  This FSP is effective for the first reporting period (interim or annual) ending after

PrismOne Group, LLC
Notes to the Financial Statements
March 31, 2009 and December 31, 2008

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

December 15, 2008, with earlier application encouraged.  The Company adopted this FSP effective January 1, 2009.  The adoption of the FSP had no impact on the Company’s results of operations, financial condition or cash flows.

In December 2008, the FASB issued FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets” (“FSP FAS 132(R)-1”).  FSP FAS 132(R)-1 requires additional fair value disclosures about employers’ pension and postretirement benefit plan assets consistent with guidance contained in SFAS 157.  Specifically, employers will be required to disclose information about how investment allocation decisions are made, the fair value of each major category of plan assets and information about the inputs and valuation techniques used to develop the fair value measurements of plan assets. This FSP is effective for fiscal years ending after December 15, 2009.  The Company does not expect the adoption of FSP FAS 132(R)-1 will have a material impact on its financial condition or results of operation.